UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

FTAC OLYMPUS ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39469	98-1540161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2929 Arch Street, Suite 1703

Philadelphia, PA

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Ticker Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FTOCU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	FTOC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTOCW	Nasdaq Capital Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Reorganization Agreement

Reorganization Agreement Amendment

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by FTAC Olympus Acquisition Corporation, a Cayman Islands exempted company (“FTOC”), on February 3, 2021, FTOC, New Starship Parent Inc., a Delaware corporation (“New Starship”), Starship Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“First Merger Sub”), Starship Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“Second Merger Sub”), and Payoneer Inc., a Delaware corporation (“Payoneer”, and collectively with FTOC, New Starship, First Merger Sub and Second Merger Sub, the “Parties”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for a business combination involving FTOC and Payoneer. Defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Reorganization Agreement.

The Reorganization Agreement, among other things, provides that (a) First Merger Sub will merge with and into FTOC, with FTOC surviving as a wholly-owned subsidiary of New Starship and (b) immediately thereafter, Second Merger Sub will merge with and into Payoneer, with Payoneer surviving as a wholly-owned subsidiary of New Starship (the transactions contemplated by the Reorganization Agreement, the “Reorganization”).

The Reorganization Agreement, among other things, also provides that: (1) in Section 1.1 thereof, “Per Share Merger Consideration Value” is defined as an amount equal to “(a) the Equity Value divided by (b) the number of Outstanding Company Equity Securities; provided that, solely for purposes of calculating the Exchange Ratio and a Company Optionholder’s Cashout Vested Company Options, (x) subsections (b) and (c) of the definition of Equity Value and (y) the number of Outstanding Company Equity Securities shall, in each case, be determined as of March 31, 2021” and (2) in Section 8.1(g) thereof, as a condition to the consummation of the Reorganization, “SPAC Cash shall equal or exceed the Minimum Cash Amount” (the “Minimum Cash Condition”), with (x) “Minimum Cash Amount” defined as $325,000,000, and (y) “SPAC Cash” defined as an amount equal to (i) the aggregate amount of cash contained in the Trust Account immediately prior to the consummation of the Reorganization less the Aggregate SPAC Stockholder Redemption Payments Amount, plus (ii) the proceeds actually paid to FTOC upon consummation of the PIPE Investment.

On February 16, 2021, the Parties entered into that certain Amendment to Agreement and Plan of Reorganization (the “Amendment”). The Amendment amended the Reorganization Agreement to provide that, for purposes of calculating the Per Share Merger Consideration Value (in addition to the Exchange Ratio and a Company Optionholder’s Cashout Vested Company Options), (x) subsections (b) and (c) of the definition of Equity Value and (y) the number of Outstanding Company Equity Securities shall, in each case, be determined as of March 31, 2021. In addition, the Amendment amended the Reorganization Agreement to provide that the Minimum Cash Condition will be satisfied so long as SPAC Cash of the kind set forth in sub-clause (i) of the definition described in clause (2)(y) of the paragraph above shall equal or exceed the Minimum Cash Amount.

As a result of the Amendment, (1) the calculation of Per Share Merger Consideration Value shall be determined as of March 31, 2021 and (2) only the amount of cash contained in the Trust Account immediately prior to the consummation of the Reorganization after giving effect to FTOC stockholder redemptions will be considered for purposes of the Minimum Cash Condition, and the proceeds actually paid to FTOC upon consummation of the PIPE Investment will not be taken into account for purposes of the Minimum Cash Condition.

All other material terms of the Reorganization Agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 2.1, and to the full text of the Reorganization Agreement, a copy of which was filed as Exhibit 3.1 to FTOC’s Current Report on Form 8-K filed on February 3, 2021 each of which is incorporated by reference.

Important Information and Where to Find It

In connection with the proposed Reorganization between Payoneer and FTOC, New Starship intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to FTOC stockholders. This document does not contain all the information that should be considered concerning the proposed Reorganization. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Reorganization. FTOC stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with the solicitation of proxies for the extraordinary general meeting to be held to approve the transactions contemplated by the proposed Reorganization because these materials will contain important information about Payoneer, FTOC and the proposed transactions. The definitive proxy statement / prospectus will be mailed to FTOC stockholders as of a record date to be established for voting on the proposed Reorganization when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: FTAC Olympus Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

Participants in the Solicitation

Payoneer and FTOC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of FTOC is set forth in FTOC’s Prospectus dated August 25, 2020 filed with the Securities and Exchange Commission on August 26, 2020. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their interests will be set forth in the proxy statement/consent solicitation statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FTOC or Payoneer, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes, and oral statements made from time to time by representatives of FTOC and Payoneer may be considered, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FTOC’s, Payoneer’s or the New Starship’s future financial or operating performance. For example, projections of future Volume, Revenue, Transaction Profit, and Operating Income are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FTOC and its management, and Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Reorganization; (2) the outcome of any legal proceedings that may be instituted against FTOC, Payoneer, New Starship or others following the announcement of the Reorganization and any definitive agreements with respect thereto; (3) the inability to complete the Reorganization due to the failure to obtain approval of the shareholders of FTOC, to obtain financing to complete the Reorganization or to satisfy other conditions to closing; (4) changes to the proposed structure of the Reorganization that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Reorganization; (5) the ability to meet applicable listing standards following the consummation of the Reorganization; (6) the risk that the Reorganization disrupts current plans and operations of Payoneer as a result of the announcement and consummation of the Reorganization; (7) the ability to recognize the anticipated benefits of the Reorganization, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Reorganization; (9) changes in applicable laws or regulations; (10) the possibility that Payoneer or the combined Company may be adversely affected by other economic, business and/or competitive factors; (11) Payoneer’s estimates of its financial performance; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FTOC’s Prospectus dated August 25, 2020 filed with the Securities and Exchange Commission on August 26, 2020, the section entitled “Risk Factors” in FTOC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as well as any further risks and uncertainties to be contained in the proxy statement filed after the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither FTOC nor Payoneer nor the Company undertakes any duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Reorganization, dated as of February 16, 2021, by and among FTAC Olympus Acquisition Corporation, New Starship Parent Inc., Starship Merger Sub I Inc., Starship Merger Sub II Inc., and Payoneer Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021

FTAC OLYMPUS ACQUISITION CORP.

/s/ Ryan M. Gilbert
Name: Ryan M. Gilbert
Title: President and Chief Executive Officer

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